UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2006

ACCELLENT INC.
(Exact name of registrant as specified in its charter)

Maryland	333-130470	84-1507827
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

100 Fordham Road
Wilmington, Massachusetts		01887
(Address of principal executive offices)		(Zip Code)

(978) 570-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant.

(a)           On August 17, 2006, Accellent Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Company.  The Company’s Audit Committee authorized the dismissal of PwC.

PwC’s report on the financial statements of the Company on a predecessor basis as of December 31, 2004 and for the year ended December 31, 2004 and for the period from January 1, 2005 to November 22, 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. PwC’s report on the financial statements of the Company on a successor basis as of December 31, 2005 and for the period from November 23, 2005 to December 31, 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

During the year ended December 31, 2004, the period from January 1, 2005 to November 22, 2005, the period from November 23, 2005 to December 31, 2005 and through August 17, 2006, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements(s), if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years.

During the year ended December 31, 2004, the period from January 1, 2005 to November 22, 2005, the period from November 23, 2005 to December 31, 2005 and through August 17, 2006, there have been no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of this Current Report on Form 8-K to PwC and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the above statements.  A copy of such letter, dated August 23, 2006, is filed as Exhibit 16 hereto.

(b)           On August 17, 2006, the Company’s Audit Committee appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm, subject to acceptance of the appointment by Deloitte. Deloitte accepted the appointment on August 23, 2006.  During the period from November 23, 2005 to December 31, 2005, the period from January 1, 2005 to November 22, 2005 and the year ended December 31, 2004, and through August 23, 2006 (the date Deloitte was engaged), the Company did not consult with Deloitte regarding any of the matters or events described in Item 304(a)(2) of Regulation S-K.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
16	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated August 23, 2006, regarding agreement with the statements made in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2006	ACCELLENT INC.

	By:	/s/ Stewart A. Fisher
Name: Stewart A. Fisher Title: Chief Financial Officer, Executive Vice President, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
16	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated August 23, 2006, regarding agreement with the statements made in this Form 8-K.